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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         Date of Report: August 17, 2006
                        (Date of Earliest Event Reported)


                       CABELTEL INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                        000-08187               75-2399477
       (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)           File No.)           Identification No.)


                        1755 Wittington Place, Suite 340
                               Dallas, Texas 75234
                    (Address of principal executive offices)


                                  972-407-8400
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

         On August 17, 2006, CableTel International Corporation ("CIC" or the "Company") announced its operational results for the fiscal quarter ended June 30, 2006. A copy of the announcement is attached as Exhibit "99.1."

         The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits.

         The following exhibit is furnished with this Report:


       Exhibit
     Designation                Description of Exhibit

         99.1*            Press Release dated August 17, 2006.

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*Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

         Dated: August 17, 2006.              CABLETEL INTERNATIONAL CORPORATION

                                              By: /s/ Gene S. Bertcher
                                                 -------------------------------
                                                 Gene S. Bertcher, President and
                                                 Chief Financial Officer